SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: October 17, 1996
                       (Date of earliest event reported)





                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

                      1-7806                        71-0427007
               (Commission File Number)      (IRS Employer Identification No.)


               2005 Corporate Avenue, Memphis, Tennessee  38132
                   (Address of principal executive offices)

      Registrant's Telephone Number, including area code: (901) 369-3600



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         The following documents relating to the 1996 Pass Through Certificates, Series B1 and Series B2 are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-07691, which was declared effective on July 10, 1996.

Exhibit              Description of Exhibit

1 Underwriting Agreement relating to Federal Express Corporation 1996 Pass Through Certificates Series B1 and B2

4.a.1 Pass Through Trust Agreement dated as of June 1, 1996, between Federal Express Corporation and State Street Bank and Trust Company (Filed as Exhibit 4(a)(1) to Registrant's Registration Statement on Form S-3, Commission File No. 333-07691, and incorporated herein by reference.)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1996-B1 and 1996-B2 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.b.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) in connection with the offering of Pass Through Certificates

4.b.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.b.1)

4.c Forms of Participation Agreements (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Original Loan Participants, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively)

4.d Forms of Trust Agreements (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively)

4.e Forms of Lease Agreements (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively)

4.f Forms of Ancillary Agreement I (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) among the Federal Express Corporation, as Lessee, the applicable Owner Participant, the Indenture Trustee and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  JAMES S. HUDSON
                                    -----------------------------------
                                       James S. Hudson
                                       Vice President and Controller
                                       (principal accounting officer)


Dated:  October 21, 1996


                                 EXHIBIT INDEX



Exhibit              Description of Exhibit

1 Underwriting Agreement relating to Federal Express Corporation 1996 Pass Through Certificates Series B1 and B2

4.a.1 Pass Through Trust Agreement dated as of June 1, 1996, between Federal Express Corporation and State Street Bank and Trust Company (Filed as Exhibit 4(a)(1) to Registrant's Registration Statement on Form S-3, Commission File No. 333-07691, and incorporated herein by reference.)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1996-B1 and 1996-B2 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.b.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) in connection with the offering of Pass Through Certificates

4.b.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.b.1)

4.c Forms of Participation Agreements (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Original Loan Participants, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively)


4.d Forms of Trust Agreements (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively)

4.e Forms of Lease Agreements (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively)

4.f Forms of Ancillary Agreement I (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively) among the Federal Express Corporation, as Lessee, the applicable Owner Participant, the Indenture Trustee and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N586FE, N662FE and N667FE, respectively)